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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 2000

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

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

           TEXAS                            0-20750                    74-2175590
 (State or other jurisdiction        (Commission file number)        (IRS employer
       of incorporation)                                            identification no.)

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                             15000 NORTHWEST FREEWAY
                              HOUSTON, TEXAS 77040
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         On October 24, 2000, Sterling Bancshares, Inc. ("Sterling Bancshares") publicly disseminated a press release announcing that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with CaminoReal Bancshares of Texas, Inc. ("CaminoReal Bancshares"), which provides for, and sets forth the terms and conditions of, the merger of CaminoReal Bancshares with and into an acquisition subsidiary to be formed by Sterling Bancshares. As a result of the Merger, CaminoReal Bancshares and its subsidiary bank, CaminoReal Bank, National Association, will become wholly owned subsidiaries of Sterling Bancshares. A copy of Sterling Bancshares' press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:
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Exhibit
Number            Description of Exhibit
--------          ----------------------

  99.1            Press Release dated October 24, 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 27, 2000.                     STERLING BANCSHARES, INC.


                                             By: /s/ J. Downey Bridgewater
                                                ----------------------------
                                                     J. Downey Bridgewater,
                                                     President


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                                  EXHIBIT INDEX
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 Exhibit
 Number           Description
 -------          ------------

   99.1           Press Release dated October 24, 2000.

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